EXHIBIT 99.4

Intelligent Buying, Inc. and Jaguaring Company

Unaudited Pro forma Combined Sheet

September 30, 2019

	Historical
	Intelligent Buying Inc.	Jaguaring Company	Pro forma Adjustments	Notes	Pro Forma

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$160,211	$458,521	(1)	$618,732
Financial Instruments	—	10,000	—		10,000
Accounts Receivables (net)	—	67,500	—		67,500
Inventory (net of allowance)	—	32,449	—		32,449
Loan receivables	17,611	—	(17,611)	(4)	—
TOTAL CURRENT ASSETS	17,611	270,160	440,910		728,681
NON-CURRENT ASSETS
Other assets	12,043	—	(12,043)	(4)	—
Fixed Assets (net)	2,801	23,778	—		26,579
TOTAL NON-CURRENT ASSETS	14,844	23,778	(12,043)		26,579
TOTAL ASSETS	$32,455	$293,938	$428,867		$755,260

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$94,233	$30,226	$(1,835)	(4)	$122,624
Accrued Interest payable	—	27,819	(27,819)	(4)	—
Loan payables - current portion	186,675	635,415	(635,415)	(1),(4)	186,675
TOTAL CURRENT LIABILITIES	280,908	693,460	(665,069)		309,299
NON-CURRENT LIABILITIES
Convertible notes (net of discount)	—	—	—		—
Loans payable non current portion	—	—	—		—
TOTAL NON-CURRENT LIABILITIES	—	—	—		—
TOTAL LIABILITIES	280,908	693,460	(665,069)		309,299
STOCKHOLDERS' EQUITY (DEFICIENCY)
Preferred Stock Par value $.001, 25,000,000 shares authorized, 1,000,000 issued and outstanding after the merger	—	—	1,000	(2)	1,000
Common stock, Par value $.001, 50,000,000 shares authorized, 8,349,968 shares issued and outstanding after the merger	7,257	4,074	(2,981)	(1),(2),(3)	8,350
Additional paid-in capital	759,761	6,961,860	(6,269,539)	(1),(2),(3)	1,452,082
Accumulated deficit	(1,015,471)	(7,365,456)	7,411,421	(3)	(969,507)
TOTAL STOCKHOLDERS' DEFICIENCY BEFORE NON-CONTROLLING INTEREST	(248,453)	(399,522)	1,139,900		491,925

Non-Controlling Interest	—	—	(45,964)	(2)	(45,964)

TOTAL STOCKHOLDERS' DEFICIENCY	(248,453)	(399,522)	1,093,936		445,961

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY	$32,455	$293,938	$428,867		$755,260

Notes:

(1)

Shares issued in private placements

(2)

Shares exchanged in reorganization agreeement

(3)

Eliminate common stock and accumulated deficit of Jaguaring Company

(4)

Eliminate intercompany balances

See accompanying notes to unaudited financial statements

Intelligent Buying, Inc. and Jaguaring Company

Pro forma Combined Statements of Operations

For the Nine Months ended September 30, 2019

(Unaudited)

	Historical
	Intelligent Buying Inc.	Jaguaring Company	Pro forma Adjustments	Notes	Pro Forma

REVENUES	$—	$49,912	$—		$49,912

OPERATING EXPENSES
Management and consulting fees (related parties)	—	797,657	—		797,657
Business development expenses	—	296,826	—		296,826
Legal and professional fees	—	96,193	—		96,193
Rent, utilities and office expenses	—	37,900	—		37,900
Travel expenses	—	6,063	—		6,063
General and administrative expenses	44,169	72,029	—		116,198
Selling expenses	—	—	—		—
TOTAL OPERATING EXPENSES	44,169	1,306,668	—		1,350,837

LOSS FROM OPERATIONS	(44,169)	(1,256,756)	—		(1,300,925)

OTHER INCOME (EXPENSES)
Unrealized loss on financial instrument	—	(10,000)	—		(10,000)
Interest expenses, net	—	(66,883)	—		(66,883)
TOTAL OTHER INCOME (EXPENSES)	—	(76,883)	—

LOSS BEFORE TAXES	(44,169)	(1,333,639)	—		(1,300,925)

PROVISION FOR INCOME TAX	—	—
NET LOSS	$(44,169)	$(1,333,639)	$—		$(1,300,925)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED					$(0.16)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING					8,349,968

See accompanying notes to unaudited financial statements

INTELLIGENT BUYING INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.

Description of Transaction

On February 14, 2020, we entered into an Agreement and Plan of Reorganization (the “Agreement”) with Jaguaring Company d/b/a Cannavolve (“Cannavolve”) and each of the 37 shareholders of Cannavolve who executed a counterpart signature to the Agreement (the “Cannavolve Shareholders”). Pursuant to the Agreement, the Company agreed to acquire an aggregate of up to 33,674,262 shares of Cannavolve constituting up to 81.5% of the issued and outstanding shares of Cannavolve from the Cannavolve Shareholders in exchange for 702,111 shares of the Company, constituting up to 9.6% of the issued and outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company.

Pursuant to the Agreement, the Company agreed to file a Certificate of Determination with the State of California, as soon as practicable after the closing of the Share Exchange (“Closing”), creating a new class of preferred stock of the Company, the Series B Preferred Stock (the “New Preferred”) , and further agreed to issue, as a post-closing covenant, 1,000,000 shares of the New Preferred to Principal Holdings, LLC (“Principal”), in consideration of Principal successfully negotiating the Agreement and performing due-diligence in connection with the Agreement.

The Share Exchange closed on February 14, 2020. At Closing, pursuant to the Agreement, we issued an aggregate of 702,111 shares of Common Stock to the Cannavolve Shareholders in exchange for 33,674,262 shares of Cannavolve common stock, constituting 81.5% of the issued and outstanding shares of Cannavolve, resulting in Cannavolve becoming our 81.5% owned subsidiary.

At the Closing, Bagel Hole returned to INTB for cancellation and retirement, 3,446,950 shares of Common Stock owned by Bagel Hole.  Also at Closing, Mr. Romanzi resigned from all officer and director positions with the Company. At Closing, the following individuals were appointed to the indicated positions:

George Furlan – Chief Operating Officer, Interim Chief Executive Officer and Interim Chief Financial Officer

Dante Jones – sole director

James Mansour – Chief Marketing Officer

2.

Basis of Pro Forma Presentation

The unaudited pro forma combined financial information was prepared using the acquisition method of accounting and is based on the historical consolidated financial statements of the Company and Cannavolve. The acquisition method of accounting is set forth in Accounting Standards Codification (“ASC”) 805, Business Combinations, and uses the fair value concepts defined in ASC 820, Fair Value Measurement. Under the acquisition method of accounting, the assets acquired, and liabilities assumed are generally recorded as of the completion of the purchase at their respective fair values and added to those of the Company.  Financial statements and reported results of operations of the Company issued after completion of the purchase will reflect these fair value adjustments, but the Company’s previously issued historical financial statements will not be retroactively restated.

The unaudited pro forma combined financial information has been prepared based on the historical consolidated financial statements of the Company and Cannavolve. The unaudited pro forma combined balance sheet as of September 30, 2019 combines the historical audited balance sheets of the Company and Cannavolve as of September 30, 2019, giving effect to the purchase as if it had been consummated on September 30, 2019.

The historical consolidated financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are: (i) directly attributable to the purchase; (ii) factually supportable; and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results of operations. The unaudited pro forma combined financial information does not reflect the impact of possible revenue enhancements or cost savings initiatives.

INTELLIGENT BUYING INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

3.

Adjustments to Unaudited Pro Forma Combined Balance Sheet and Statements of Operations

Presented below are the Notes to the accompanying unaudited pro forma condensed combined balance sheet:

(A) Intelligent Buying Inc. Historical Balance Sheet

Amounts are derived from the historical balance sheet of Intelligent Buying Inc. as of September 30, 2019 and the historical statements of operations for the nine months ended September 30, 2019.

(B) Cannavolve Historical Balance Sheet

Amounts are derived from the historical balance sheet of Cannavolve as of September 30, 2019 and the historical statements of operations for the nine months ended September 30, 2019.

(1) Shares issued in private placement

Amount is derived as the $1,093,936 raised in private placements related to the Share Exchange/

(2) Preferred shares issuance

Amount is derived from the issuance of preferred shares exchanged in reorganization agreement.

(3) Elimination of Cannavolve Equity and Issuance of Common Stock for Purchase

Amount is derived from the elimination of Cannavolve historical common stock and accumulated deficit, offset by the shares of common stock of the Company (par value $0.001) issued to shareholders of Cannavolve and shares cancelled as part of the Share Exchange.